                                   EXHIBIT 24

                       ANALYSTS INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-K



     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended June 30, 1996 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

     IN TESTIMONY WHEREOF, I have hereunto set my hand this 23rd day of September, 1996.


                                          /s/ Willis K. Drake
                                        ---------------------------------------



STATE OF MINNESOTA  )
                    )    ss
COUNTY OF HENNEPIN  )


On the 23rd day of September, 1996, before me, personally came Willis K. Drake, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                         /s/ Charles M. Mannie
                                        ---------------------------------------
                                        Notary Public

                       ANALYSTS INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-K



     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended June 30, 1996 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

     IN TESTIMONY WHEREOF, I have hereunto set my hand this 23rd day of September, 1996.


                                         /s/ Margaret Loftus
                                        ---------------------------------------



STATE OF MINNESOTA  )
                    )    ss
COUNTY OF HENNEPIN  )


     On the 23rd day of September, 1996, before me, personally came Margaret Loftus, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                         /s/ Charles M. Mannie
                                        ---------------------------------------
                                        Notary Public

                       ANALYSTS INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-K



     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended June 30, 1996 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

     IN TESTIMONY WHEREOF, I have hereunto set my hand this 23rd day of September, 1996.


                                         /s/ Edward M. Mahoney
                                        ---------------------------------------



STATE OF MINNESOTA  )
                    )    ss
COUNTY OF HENNEPIN  )


     On the 23rd day of September, 1996, before me, personally came Edward M. Mahoney, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                         /s/ Charles M. Mannie
                                        ---------------------------------------
                                        Notary Public

                       ANALYSTS INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-K



     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended June 30, 1996 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

     IN TESTIMONY WHEREOF, I have hereunto set my hand this 23rd day of September, 1996.


                                         /s/ Robb Prince
                                        ---------------------------------------



STATE OF MINNESOTA  )
                    )    ss
COUNTY OF HENNEPIN  )


     On the 23rd day of September, 1996, before me, personally came Robb Prince, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                         /s/ Charles M. Mannie
                                        ---------------------------------------
                                        Notary Public

                       ANALYSTS INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-K



     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended June 30, 1996 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

     IN TESTIMONY WHEREOF, I have hereunto set my hand this 23rd day of September, 1996.


                                         /s/ Frederick W. Lang
                                        ---------------------------------------



STATE OF MINNESOTA  )
                    )    ss
COUNTY OF HENNEPIN  )


     On the 23rd day of September, 1996, before me, personally came Frederick W. Lang, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                         /s/ Charles M. Mannie
                                        ---------------------------------------
                                        Notary Public

                       ANALYSTS INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-K



     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended June 30, 1996 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

     IN TESTIMONY WHEREOF, I have hereunto set my hand this 23rd day of September, 1996.


                                         /s/ Victor C. Benda
                                        ---------------------------------------



STATE OF MINNESOTA  )
                    )    ss
COUNTY OF HENNEPIN  )


     On the 23rd day of September, 1996, before me, personally came Victor C. Benda, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                         /s/ Charles M. Mannie
                                        ---------------------------------------
                                        Notary Public